December 11, 2008

PROVIDENT INVESTMENT COUNSEL
SMALL CAP GROWTH FUND, CLASS I

A series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
dated February 28, 2008, as supplemented September 25, 2008

Advisor Name Change

Effective December 5, 2008, Provident Investment Counsel, LLC (the “Advisor”) has changed its name to 300 North Capital, LLC.  All references to the Advisor in the Prospectus and SAI now pertain to 300 North Capital, LLC.

Fund Name Change

Effective December 12, 2008, the Provident Investment Counsel Small Cap Growth Fund (the “Fund”) will change its name to 300 North Capital Small Cap Growth Fund.  All references to the Fund in the Prospectus and SAI will then pertain to the 300 North Capital Small Cap Growth Fund.

300 North Capital Small Cap Growth Fund

New Ticker:  TNCSX

New CUSIP: 007989213

Please retain this Supplement with your Prospectus and SAI for reference.